ALPINE ACCELERATING DIVIDEND FUND
A SERIES OF ALPINE SERIES TRUST

SUPPLEMENT DATED JULY 31, 2015
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
EACH DATED FEBRUARY 27, 2015

Effective September 9, 2015, the following changes are made to the Summary Prospectus, Prospectus and Statement of Additional Information of the Fund. There is no change to the Fund’s 80% investment policy of investing, under normal circumstances, at least 80% of its net assets in the equity securities of certain domestic and foreign companies that pay dividends.

Change in the Fund’s Name

Alpine Accelerating Dividend Fund is renamed Alpine Rising Dividend Fund. All references to “Accelerating Dividend Fund” are replaced with “Rising Dividend Fund.”

Change in the Fund’s Investment Strategies

The second and third paragraphs in the section of the Summary Prospectus and the Prospectus titled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund combines three research driven investment strategies — dividend, growth and value — to generate sustainable distributed dividend income and to identify issuers globally with the history of or potential for increasing dividends and capital appreciation. The Fund seeks to invest in issuers with a history of or potential for increasing and/or accelerating dividends, dividends that increase over time and where the amount of such increases grows over time. In selecting issuers, the Adviser analyzes each company’s dividend history, free cash flow and dividend payout ratios to assess that company’s potential to provide dividends as well the sustainability of dividend growth. The Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level and in any sector or industry. In order to generate dividend income, the Fund may use a dividend capture strategy where it purchases shares prior to the record date for a dividend and sells them within a short time thereafter. This strategy may result in higher turnover and associated transaction costs for the Fund and may generate taxable short-term gains or losses. There is the potential for market loss on the shares that are purchased to capture a dividend, although Alpine seeks to use this strategy to generate additional income with limited adverse impact on the Fund’s total return.

The Fund invests in the equity securities of U.S. and foreign issuers, including those in emerging markets. The Fund is not restricted with respect to how much it may invest in the issuers of any single country or the amount it may invest in non-U.S. issuers, provided the Fund limits its investments in countries that are considered emerging markets to no more than 25% of its net assets at the time of investment. An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Adviser defines “Western Europe” as Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Allocation of the Fund’s assets among countries is dependent on the economic outlook of those countries and the dividends available in their markets. The Adviser screens the U.S. and foreign issuers in which it considers investing using the same criteria, including accelerating dividends, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued. The equity securities in which the Fund invests may include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible debt, options on securities and warrants.

Please retain this Supplement for future reference.